UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 8, 2008

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

TEXAS

(State or other jurisdiction of incorporation or organization)

000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification Number)

Gilbert Burciaga, Chief Executive Officer

5300 Bee Caves Rd. Bldg. 1 Suite 240 Austin, Texas 78746
(Address of principal executive offices)

(512) 970-2888
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   •     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   •     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01      Completion of Acquisition or Disposition of Assets

On August 8, 2008 Providence Resources, Inc., (the “Company”) closed a Prospect Participation Agreement, dated July 31, 2008, with Elm Ridge Exploration Company, LLC (“Elm Ridge”). Pursuant to the agreement Elm Ridge acquired a 50% interest in the Company’s Val Verde County oil and gas leases in exchange for $7,212,000 (which included a credit for $100,000 paid as a non-refundable option) and Elm Ridge’s commitment to carry the Company for $2,000,000 on the first two wells drilled to the Ellenberger formation.

The closing of the agreement was originally disclosed on Form 10-Q for the period ended June 30, 2008 on August 14, 2008.

ITEM 9.01     Financial Statements and Exhibits

(c)      The following exhibits are filed herewith:

Exhibit No.          Description

10               Prospect Participation Agreement between the Company and Elm Ridge dated July 31, 2008.

         99               Pro forma financial statements of the Company giving effect to the close of the Prospect Participation Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Providence Resources, Inc.

By: /s/ Gilbert Burciaga                                                                                           December 3, 2008

Name: Gilbert Burciaga

Title: Chief Executive Officer